ON LINE ALTERNATIVES, INC.


                              FINANCIAL STATEMENTS


                       NINE MONTHS AND THREE MONTHS ENDED
                           SEPTEMBER 30, 2006 AND 2005
                            AND AT SEPTEMBER 30, 2006

ON LINE ALTERNATIVES, INC.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 and 2005


                                 C O N T E N T S

                                                                          Page


Balance Sheets.............................................................. 3

Statements of Income...................................................... 4-5

Statements of Stockholder's Equity ..........................................6

Statements of Cash Flows ................................................. 7-8

Notes to Financial Statements.............................................9-11



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ON LINE ALTERNATIVES, INC.
BALANCE SHEETS


                                                  September 30,    December 31,
                                                       2006            2005
                                                 ---------------  --------------
Assets                                             (Unaudited)
 Current assets
          Cash and cash equivalents               $      67,492    $     72,552
          Accounts receivable, net                      174,010         169,995
          Prepaid expenses and other current
           assets                                         1,343               -
                                                 ---------------  --------------
     Total current assets                               242,845         242,547
                                                 ---------------  --------------
 Property and equipment, net                            117,169         146,889
                                                 ---------------  --------------
          Total assets                            $     360,014    $    389,436
                                                 ===============  ==============

Liabilities and Stockholder's Equity
 Current liabilities
          Accounts payable and accrued expenses   $     103,844    $     80,563
          Other current liabilities                       8,477             167
                                                 ---------------  --------------
     Total current liabilities                          112,321          80,730
                                                 ---------------  --------------

 Commitments and contingencies                                -               -

 Stockholder's equity
          Common stock, no par value, 500 shares
           authorized, issued and outstanding             6,265           6,265
          Retained earnings                             241,428         302,441
                                                 ---------------  --------------
     Total stockholder's equity                         247,693         308,706
                                                 ---------------  --------------
          Total liabilities and stockholder's
           equity                                 $     360,014    $    389,436
                                                 ===============  ==============


   The accompanying notes are an integral part of these financial statements.
                                        3


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ON LINE ALTERNATIVES, INC.
STATEMENTS OF INCOME
(UNAUDITED)


                                                Three Months Ended September 30,
                                                      2006             2005
                                                ---------------  ---------------

 Operating revenue                               $     528,008    $     478,857
                                                ---------------  ---------------

 Operating expenses:
        Salaries and benefits                          257,015          226,810
        Facility rent and related costs                 22,320           21,452
        Depreciation and amortization                    9,499           14,513
        Professional and consulting fees                37,306           33,183
        Insurance                                        1,991              660
        Management Fee                                  78,803           79,457
        Postage                                         26,722           26,314
        Other                                           45,462           51,509
                                                ---------------  ---------------
     Total operating expenses                          479,118          453,898
                                                ---------------  ---------------
 Income from operations                                 48,890           24,959

     Provision for income taxes                              -                -
                                                ---------------  ---------------
 Net income                                      $      48,890    $      24,959
                                                ===============  ===============


   The accompanying notes are an integral part of these financial statements.
                                        4


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ON LINE ALTERNATIVES, INC.
STATEMENTS OF INCOME
(UNAUDITED)


                                               Nine Months Ended September 30,
                                                    2006              2005
                                              ----------------  ----------------

 Operating revenue                             $    1,575,054    $    1,545,513
                                              ----------------  ----------------

 Operating expenses:
     Salaries and benefits                            776,163           705,434
     Facility rent and related costs                   59,339            59,040
     Depreciation and amortization                     28,777            30,144
     Professional and consulting fees                 107,931            78,847
     Insurance                                          3,925             2,785
     Management Fee                                   233,061           233,175
     Postage                                           81,625            75,470
     Other                                            145,247           134,694
                                              ----------------  ----------------
   Total operating expenses                         1,436,068         1,319,589
                                              ----------------  ----------------
 Income from operations                               138,986           225,924

   Provision for income taxes                               -                 -
                                              ----------------  ----------------
 Net income                                    $      138,986    $      225,924
                                              ================  ================


   The accompanying notes are an integral part of these financial statements.
                                        5


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ON LINE ALTERNATIVES, INC.
STATEMENTS OF STOCKHOLDER'S EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005


                                 Common Stock
                             --------------------
                                                                     Total
                                                     Retained     Stockholder's
                              Shares     Amount      Earnings        Equity
                             ---------  ---------  ------------  ---------------
Balance, January 1, 2005          500   $  6,265    $  304,795    $     311,060

Distributions to stockholder        -          -      (300,000)        (300,000)
Net income                          -          -       297,646          297,646

                             ---------  ---------  ------------  ---------------
Balance, December 31, 2005        500   $  6,265    $  302,441    $     308,706

Distributions to stockholder        -          -      (200,000)        (200,000)
Net income                          -          -       138,987          138,986

                             ---------  ---------  ------------  ---------------
Balance, September 30, 2006       500   $  6,265    $  241,428    $     247,693
                             =========  =========  ============  ===============


   The accompanying notes are an integral part of these financial statements.
                                        6


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ON LINE ALTERNATIVES, INC.
STATEMENTS OF CASH FLOWS


                                                Three Months Ended September 30,
                                                --------------------------------
                                                          2006             2005
                                                ---------------  ---------------
Cash flows from operating activities
   Net income                                    $      48,890    $      24,959
   Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                      9,499           14,513
      Changes in operating assets and
       liabilities:
         Accounts receivable                            (2,516)          24,668
         Accounts payable and accrued expenses          15,906           33,446
         Prepaid expenses and other assets               1,343                0
         Deferred revenues and other current
          liabilities                                  (27,001)               0
                                                ---------------  ---------------
Net cash provided by operating activities               46,121           97,586
                                                ---------------  ---------------

Cash flows from investing activities
   Purchases of property and equipment                     228          (10,748)
                                                ---------------  ---------------
Net cash provided by (used in) investing
 activities                                                228          (10,748)
                                                ---------------  ---------------

Cash flows from financing activities
   Distributions to stockholder                       (200,000)        (100,000)
                                                ---------------  ---------------
Net cash used in financing activities                 (200,000)        (100,000)
                                                ---------------  ---------------

Net decrease in cash and cash
 equivalents                                          (153,651)         (13,162)

Cash and cash equivalents, beginning of period         221,143          185,113
                                                ---------------  ---------------
Cash and cash equivalents, end of period         $      67,492    $     171,951
                                                ===============  ===============


   The accompanying notes are an integral part of these financial statements.
                                        7


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ON LINE ALTERNATIVES, INC.
STATEMENTS OF CASH FLOWS


                                                Nine Months Ended September 30,
                                                --------------------------------
                                                      2006             2005
                                                ---------------  ---------------
Cash flows from operating activities
    Net income                                   $     138,986    $     225,924
    Adjustments to reconcile net income to net
     cash provided by operating activities:
      Depreciation and amortization                     28,777           30,144
      Changes in operating assets and
       liabilities:
         Accounts receivable                            (4,015)             467
         Accounts payable and accrued expenses          23,282           18,315
         Prepaid expenses and other assets              (1,343)               0
         Deferred revenues and other current
          liabilities                                    8,310                0
                                                ---------------  ---------------
Net cash provided by operating activities              193,996          274,850
                                                ---------------  ---------------

Cash flows from investing activities
    Purchases of property and equipment                    944          (15,303)
                                                ---------------  ---------------
Net cash provided by (used in) investing
 activities                                                944          (15,303)
                                                ---------------  ---------------

Cash flows from financing activities
    Distributions to stockholder                      (200,000)        (200,000)
                                                ---------------  ---------------
Net cash used in financing activities                 (200,000)        (200,000)
                                                ---------------  ---------------

Net increase (decrease) in cash and cash
 equivalents                                            (5,060)          59,547

Cash and cash equivalents, beginning of period          72,552          112,404
                                                ---------------  ---------------
Cash and cash equivalents, end of period         $      67,492    $     171,951
                                                ===============  ===============


   The accompanying notes are an integral part of these financial statements.
                                        8


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ON LINE ALTERNATIVES, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 and 2005
AND AT SEPTEMBER 30, 2006


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: W.J. Suffich and Associates, Inc. was incorporated in 1973 as an Alabama corporation. In 1995 the name was changed to On Line Alternatives, Inc. (the "Company"). The Company began filing as a Sub S corporation in 2000. The Company provides quality billing and collection and practice management services to hospital based physicians, clinics, and physician practices. The Company also provides transcription services to physicians. The Company has two offices located in Mobile, Alabama.

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of the financial position, results of operations and cash flows are summarized below.

Revenue Recognition: The Company earns revenue based on a percentage of collections of customer receivables. Transcription fees are based on a per line fee. Revenue is recognized when the services are provided.

Cash and Cash Equivalents: The Company considers all highly liquid instruments with original maturity dates of three months or less to be cash equivalents.

Accounts Receivable: The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written off any material accounts during the three months and nine months ended September 30, 2006 and 2005. At September 30, 2006 and December 31, 2005, there was no allowance for doubtful accounts.

Property and Equipment: Property and equipment is stated at cost. The Company depreciates property and equipment over their estimated useful lives on the straight-line method as follows:

        Computer equipment                                     5 years
        Furniture and fixtures                               5-7 years
        Software                                               5 years
        Leasehold improvements                 Remaining term of lease

Income Taxes: The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                       9
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2. CONCENTRATION OF CREDIT RISK

During the nine months ended September 2006 and 2005, the Company had monies deposited in bank accounts which were in excess of the federally insured limits. Each account is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company monitors the financial condition of the banks and has experienced no losses associated with these accounts.

Substantially all of the Company's revenue is from customers whose activities are related to the healthcare industry. The Company closely monitors the collections of receivables and has experienced no material losses associated with these accounts.

During the three months ended September 30, 2006, the Company had six customers which accounted for approximately 74% of operating revenue. During the nine months ended September 30, 2006, the Company had six customers which accounted for approximately 77% of operating revenue. Those six customers had aggregate outstanding accounts receivable of $124,132 as of September 30, 2006.

During the three months ended September 30, 2005, the Company had six customers which accounted for approximately 76% of operating revenue. During the nine months ended September 30, 2005, the Company had six customers which accounted for approximately 76% of operating revenue. Those six customers had aggregate outstanding accounts receivable of $131,526 as of September 30, 2005.

3. LEASE COMMITMENTS

The Company leases office space under lease agreements which are accounted for as operating leases.

Future minimum lease payments, by year and in the aggregate, under these leases with terms of one year or more are as follows:

              Year Ending December 31,
             --------------------------

                       2006                          $     58,908
                       2007                                24,545

                                                   ---------------
             Total future minimum lease payments     $     83,453
                                                   ===============

Facility rent expense amounted to $14,284 for the three months and $42,853 for the nine months ended September 30, 2006 and 2005.

4. SIMPLE IRA PLAN

The Company maintains a Simple IRA Plan (the "Plan"). To be eligible, an employee must be reasonably expected to earn at least $5,000 in the calendar year of participation and have earned at least $5,000 in two prior calendar years. In accordance with the plan, a participant may contribute an amount up to $6,000. The Company will contribute 2% of eligible participants' compensation, up to a maximum compensation of $150,000, regardless of whether the employee elects to make deferrals to the Plan. Contributions of $2,272 and $6815 were accrued by the Company during the three months and nine months ended September 30, 2006, respectively. Contributions of $3,038 and $9,116 were accrued by the Company during the three months and nine months ended September 30, 2005, respectively.

5. MANAGEMENT FEES

The company receives management services from Suffich & Associates, which shares common ownership with the Company. Charges for these services were $79,457 and $78,803 for the three months ended September 30, 2006 an 2005, respectively and $233,061 and $233,175 for the nine months ended September 30, 2006 and 2205, respectively.


                                       10
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6. SUBSEQUENT EVENT

On December 1, 2006, the Company, along with an affiliated company, On-Line Payroll Services, Inc., entered into a transaction to sell all of the issued and outstanding common stock of the Company to Orion HealthCorp, Inc. for an aggregate purchase price of approximately $3.3 million in cash, stock and notes, subject to adjustments conditional upon future revenue results. As of December 1, 2006, the Company became a wholly-owned subsidiary of Orion HealthCorp, Inc.